UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

NRG ENERGY, INC.

(Name of Registrant as Specified in its Charter)

EXELON CORPORATION

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

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(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On July 2, 2009, Exelon Corporation issued the following press release:

Contact:	Kathleen Cantillon	FOR IMMEDIATE RELEASE
Exelon Communications
312-394-7417

Exelon Increases Offer to Acquire NRG Energy by 12.4 Percent

Company Cites Additional Upside Value Identified Since Initial Offer

Also Shares Details on Financing

CHICAGO (July 2, 2009)—Exelon Corporation (NYSE:EXC) today announced an increase in its offer to acquire all of the outstanding NRG common stock in an all-stock transaction with a fixed exchange ratio of 0.545 of a share of Exelon common stock for each NRG share, a 12.4 percent increase over the initial exchange offer of 0.485. Exelon’s increased offer represents value of over $3 billion to NRG shareholders.

Exelon also filed today with the SEC an investor presentation that will be used as part of the company’s proxy solicitation for the election of nine new, independent directors to the NRG board of directors. In the presentation, Exelon cited approximately $1.5 billion of additional newly identified synergies as the primary reason for the increase. The new offer also reflects the value of NRG’s recent acquisition of the Reliant Energy retail business.

“We listened to NRG investors and balanced their views with the best interests of Exelon shareholders. An exhaustive analysis by our internal team, informed by the best third-party experts, resulted in additional synergies, allowing us to increase our offer to NRG shareholders,” said John Rowe, chairman and chief executive officer of Exelon. “Our track record of the Unicom-PECO merger, cost-cutting initiatives, and fleet optimization proves we can deliver this further value to Exelon and NRG shareholders. This is our best and final offer, and we will use the time leading up to the NRG annual meeting on July 21 to communicate the value of our new offer to NRG shareholders, encouraging them to vote for nine new independent directors who can unlock that value.”

Exelon’s more detailed analysis of NRG’s structure, cost platform and operations assumes that the company would not only absorb NRG but also integrate and transform it. This approach, plant benchmarking, and application of Exelon’s management model to NRG’s assets yielded an estimated present value of $3.6 billion to $4.0 billion in operational synergies from areas including corporate/IT, fossil and nuclear fleet, trading, development, and retail operations. It reflects a 30 percent reduction in NRG’s O&M expense, which is consistent with prior power sector transactions and reflects Exelon’s track record of delivering cost reductions.

In the presentation, Exelon also shared details on its financing plan to maintain its investment grade credit ratings while optimizing long-term shareholder value. Exelon says it is confident, based on discussions with its outside advisors, that the company will be able to meet all financing needs associated with the transaction, including the re-financing of $4.7 billion of NRG’s senior notes and other NRG debt, if necessary, while maintaining investment grade credit ratings.

Exelon says it continues to pursue NRG because of the long-term value that can be created by industry consolidation. Exelon believes that the scope, scale and diversified risk of the combined company will allow it not only to withstand the ever-changing forces of the markets and regulation but also to grow and create more value than each company could on its own.

Exelon says its offer will create immediate value for NRG shareholders and a commensurate value for Exelon shareholders. NRG shareholders will benefit from Exelon’s stronger investment grade balance sheet, low-carbon nuclear fleet, operating excellence, and a $600 million share in the synergies resulting from the combination. Exelon shareholders benefit from NRG’s assets, cash flow, and its own share of the synergies.

“Together, the two companies would become the first national generation company,” said Rowe. “There is no model that can do more for shareholders of both companies than an Exelon-NRG combination.”

Exelon will conduct a conference call with investors to discuss this announcement and presentation at 8 a.m. ET (7 a.m. CT) today. The call-in number in the U.S. and Canada is 800-690-3108, and the international call-in number is 973-935-8753. If requested, the conference ID number is 17092348. Media representatives are invited to participate on a listen-only basis. The call will be web-cast and archived on Exelon’s Web site: www.exeloncorp.com. (Please select the Investor Relations page.) Telephone replays will be available until July 16. The U.S. and Canada call-in number for replays is 800-642-1687, and the international call-in number is 706-645-9291. The conference ID number is 17092348.

Exelon announced on June 17, 2009, that it had filed its definitive proxy materials with the Securities and Exchange Commission to solicit proxies from NRG shareholders at the NRG annual meeting of shareholders scheduled for July 21, 2009. In today’s presentation, Exelon urges all NRG shareholders to use the BLUE proxy card to vote in favor of proposals to expand the NRG Board and elect nine new, independent and experienced directors who will act in shareholders’ best interests to capture the highest shareholder value possible.

Important Information

This press release relates, in part, to the offer (the “Offer”) by Exelon Corporation (“Exelon”) through its direct wholly-owned subsidiary, Exelon Xchange Corporation (“Xchange”), to exchange each issued and outstanding share of common stock (the “NRG shares”) of NRG Energy, Inc. (“NRG”) for 0.545 of a share of Exelon common stock. This press release is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, NRG shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the Prospectus/Offer to Exchange included in the Registration Statement on Form S-4 (Reg. No. 333-155278) (including the Letter of Transmittal and related documents and as amended from time to time, the “Exchange Offer Documents”) previously filed by Exelon and Xchange with the Securities and Exchange Commission (the “SEC”). The Offer is made only through the Exchange Offer Documents. Investors and security holders are urged to read these documents and other relevant materials as they become available, because they will contain important information.

Exelon filed a preliminary proxy statement on Schedule 14A with the SEC on April 17, 2009 in connection with its solicitation of proxies (the “Preliminary Exelon Meeting Proxy Statement”) for a meeting of Exelon shareholders (the “Exelon Meeting”) to be called in order to approve the issuance of shares of Exelon common stock pursuant to the Offer. Exelon expects to file a definitive proxy statement on Schedule 14A with the SEC in connection with the solicitation of proxies for the Exelon Meeting (the “Definitive Exelon Meeting Proxy Statement”). Investors and security holders are urged to read the Preliminary Exelon Meeting Proxy Statement and the Definitive Exelon Meeting Proxy Statement and other relevant materials as they become available, because they will contain important information.

Investors and security holders can obtain copies of the materials described above (and all other related documents filed with the SEC) at no charge on the SEC’s website: www.sec.gov. Copies can also be obtained at no charge by directing a request for such materials to Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, toll free at 1-877-750-9501. Investors and security holders may also read and copy any reports, statements and other information filed by Exelon, Xchange or NRG with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Exelon and Xchange will be participants in the solicitation of proxies from Exelon shareholders for the Exelon Meeting or any adjournment or postponement thereof. In addition, certain directors and executive officers of Exelon and Xchange may solicit proxies for the Exelon Meeting. Information about Exelon and Exelon’s directors and executive officers is available in the Preliminary Exelon Meeting Proxy Statement. Information about Xchange and Xchange’s directors and executive officers is available in Schedule II to the Prospectus/Offer to Exchange. Information about any other participants will be included in the Definitive Exelon Meeting Proxy Statement.

Forward Looking Statements

This press release includes forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. The factors that could cause actual results to differ materially from these forward-looking statements include Exelon’s ability to achieve the synergies contemplated by the proposed transaction, Exelon’s ability to promptly and effectively integrate the businesses of NRG and Exelon, and the timing to consummate the proposed transaction and obtain required regulatory approvals as well as those discussed in (1) the Exchange Offer Documents; (2) Exelon’s 2008 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (3) Exelon’s First Quarter 2009 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (4) other factors discussed in Exelon’s filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this press release. Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this press release, except as required by law.

Statements made in connection with the Offer are not subject to the safe harbor protections provided to forward-looking statements under the Private Securities Litigation Reform Act of 1995.

All information in this press release concerning NRG, including its business, operations, and financial results, was obtained from public sources. While Exelon has no knowledge that any such information is inaccurate or incomplete, Exelon has not had the opportunity to verify any of that information.

###

Exelon Corporation is one of the nation’s largest electric utilities with nearly $19 billion in annual revenues. The company has one of the industry’s largest portfolios of electricity generation capacity, with a nationwide reach and strong positions in the Midwest and Mid-Atlantic. Exelon distributes electricity to approximately 5.4 million customers in northern Illinois and southeastern Pennsylvania and natural gas to 485,000 customers in the Philadelphia area. Exelon is headquartered in Chicago and trades on the NYSE under the ticker EXC.

4

On July 2, 2009, Exelon Corporation issued the following notice:

This morning, Exelon Corporation announced an increase in its offer to acquire all of the outstanding NRG common stock in an all-stock transaction with a fixed exchange ratio of 0.545 Exelon shares for each NRG share, a 12.4 percent increase over the initial exchange offer of 0.485.

Attached is the complete news release and materials for today’s conference call. Conference call details are below.

Exelon Corporation will discuss the proposed NRG Energy transaction in a 45-minute conference call scheduled for Thursday, July 2nd, at 7:00 AM Central Time (8:00 AM Eastern Time). The call-in numbers are:

US & Canada Callers: 800-690-3108

International Callers: 973-935-8753

Conference ID # if requested: 17092348

A conference call replay will be available two hours after the call ends through July 16th, 2009. The numbers to dial for the replay are:

US & Canada Callers: 800-642-1687

International Callers: 706-645-9291

Conference ID #: 17092348

You will also be able to listen to a live audio webcast on the Investor Relations page of Exelon’s website (www.exeloncorp.com). The webcast will be archived and available for replay two hours after the conference call ends.

The call details are also included in the attached document. If you have any problems opening the attachment, please contact Martha Chavez at martha.chavez@exeloncorp.com or call her at 312-394-4069.

Exelon Corporation

10 South Dearborn,

Chicago, IL 60603

5

On July 2, 2009, Exelon Corporation began using the following presentation in discussions with investors:

6

Exelon’s Offer Is About Value – Today and Tomorrow Are EXC and NRG Together, or Is NRG Stand Alone, Better Built to Add Value in a Complex and Carbon-Constrained World? Investor Presentation July 2009

Important Information
2 2
This presentation relates, in part, to the offer (the “Offer”) by Exelon Corporation (“Exelon”) through its direct wholly-owned subsidiary, Exelon Xchange Corporation (“Xchange”), to exchange each issued and outstanding share of common stock (the “NRG shares”) of NRG Energy, Inc. (“NRG”) for 0.545 of a share of Exelon common stock. This presentation is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, NRG shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the Prospectus/Offer to Exchange included in the Registration Statement on Form
S-4 (Reg. No. 333-155278) (including the Letter of Transmittal and related documents and as amended from time to time, the
“Exchange Offer Documents”) previously filed by Exelon and Xchange with the Securities and Exchange Commission (the “SEC”).
The Offer is made only through the Exchange Offer Documents. Investors and security holders are urged to read these documents and other relevant materials as they become available, because they will contain important information.
Exelon filed a proxy statement on Schedule 14A with the SEC on June 17, 2009 in connection with the solicitation of proxies (the
“NRG Meeting Proxy Statement”) for the 2009 annual meeting of NRG stockholders (the “NRG Meeting”).  Exelon will also file a proxy statement on Schedule 14A and other relevant documents  with the SEC in connection with its solicitation of proxies for a meeting of Exelon shareholders (the “Exelon Meeting”) to be called in order to approve the issuance of shares of Exelon common stock pursuant to the Offer (the “Exelon Meeting Proxy Statement”). Investors and security holders are urged to read the NRG
Meeting Proxy Statement and the Exelon Meeting Proxy Statement and other relevant materials as they become available, because they will contain important information.
Investors and security holders can obtain copies of the materials described above (and all other related documents filed with the
SEC) at no charge on the SEC’s website: www.sec.gov. Copies can also be obtained at no charge by directing a request for such materials to Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, toll free at 1-877-750-
9501. Investors and security holders may also read and copy any reports, statements and other information filed by Exelon,
Xchange or NRG with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
Exelon, Xchange and the individuals to be nominated by Exelon for election to NRG’s Board of Directors will be participants in the solicitation of proxies from NRG stockholders for the NRG Meeting or any adjournment or postponement thereof. Exelon and
Xchange will be participants in the solicitation of proxies from Exelon shareholders for the Exelon Meeting or any adjournment or postponement thereof. In addition, certain directors and executive officers of Exelon and Xchange may solicit proxies for the
Exelon Meeting and the NRG Meeting.  Information about Exelon and Exelon’s directors and executive officers is available in
Exelon’s proxy statement, dated March 19, 2009, filed with the SEC in connection with Exelon’s 2009 annual meeting of shareholders. Information about Xchange and Xchange’s directors and executive officers is available in Schedule II to the
Prospectus/Offer to Exchange.  Information about any other participants is included in the NRG Meeting Proxy Statement or the
Exelon Meeting Proxy Statement, as applicable.

Forward-Looking Statements
This presentation includes forward-looking statements.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking
statements made herein.   The factors that could cause actual results to differ materially from these forward-looking statements include Exelon’s ability to achieve the synergies contemplated by the proposed transaction, Exelon’s ability to promptly and effectively integrate the businesses of NRG and Exelon, and the timing to consummate the proposed transaction and obtain required regulatory approvals as well as those discussed in (1) the Exchange Offer Documents; (2) Exelon’s
2008 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s
Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial
Statements and Supplementary Data: Note 18; (3) Exelon’s first quarter 2009 Quarterly Report on
Form 10-Q filed on April 23, 2009 in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b)
Part I, Financial Information, ITEM 1. Financial Statements: Note 13 and (4) other factors discussed in Exelon’s filings with the SEC.  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this communication.  Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication, except as required by law.
Statements made in connection with the exchange offer are not subject to the safe harbor protections provided to forward-looking statements under the Private Securities Litigation Reform
Act of 1995.
All information in this presentation concerning NRG, including its business, operations, and financial results, was obtained from public sources.  While Exelon has no knowledge that any such information is inaccurate or incomplete, Exelon has not had the opportunity to verify any of that information.
3 3

Scope, scale and strength to build on Exelon’s proven capacity to…
• Execute strategic objectives from a solid financial foundation, with ready access to low-cost capital
• Realize significant value creation through operational and financial synergies
• Diversify across power markets, fuel types and regulatory jurisdictions
• Respond to universally recognized need for industry consolidation
• Be a significant voice in industry, policy and regulatory discussions
The EXC/NRG combination would be the premier power company in a complex, dynamic industry
• Largest U.S. power company (~48,000 MW
1
) with market cap of ~$40
billion
2
and investment grade balance sheet
• Significant presence in five major competitive markets (Illinois,
Pennsylvania, Texas, California and the Northeast) rather than two or three
• Second lowest carbon emitting intensity in the industry
For NRG and Exelon Shareholders, a
Combination Means:

1. Includes owned and contracted capacity after giving effect to planned divestitures.
2. Exelon and NRG market capitalization as of 6/26/09.

For NRG Shareholders, Exelon Means
Participation in a Company with:
• The largest, best run, lowest cost nuclear fleet in the U.S.
• A plan to build 1,300-1,500 MW of new nuclear through
uprates at a fraction of the cost and risk of NRG’s partial
ownership of STP 3&4
• The largest carbon upside in the industry
• The opportunity to realize any upside from gas, coal and
capacity prices without the higher risk from downside
commodity cycles facing stand-alone NRG
• A history of financial discipline and shareholder return
•
Investment grade balance sheet (BBB/A3/BBB+) that enables
consistent access to capital at lower cost
•
Total shareholder return of 124% since 2000, compared with 45% for the UTY and negative 23% for the S&P 500
1. Exelon Generation Senior Unsecured credit ratings.
2. Shareholder return from Exelon inception (10/20/00) through 6/26/09. Total return after reinvesting all dividends back into the security at the closing price on the day following the relevant ex-dividend date.  Includes stock price appreciation with dividend reinvestment.  Excludes taxes and fees.
2
1

An EXC/NRG Combination Is Compelling…
•
For NRG shareholders
•
Higher exchange ratio = 0.545
•
Greater growth opportunities than NRG stand-alone, at lower risk and relative cost
•
~$3.1 billion transaction value
•
For Exelon shareholders
•
$0.6-$2.5 billion transaction value
•
2% - 7% accretion to EPS
•
Improved cash flow
•
Retained investment grade rating
•
~$1.5 billion in additional, bankable synergies ($3.6 to $4.0 billion total)
•
NRG is more vulnerable to low gas prices, high carbon costs and credit constraints
•
We can get this deal done - regulatory approvals and financing are on course
•
Now is the time to move forward quickly: Elect Exelon’s slate of nine independent candidates for the NRG Board

The Transaction Offers Greater Value to Shareholders of Both Companies 7

3 2
1

The Value of the Offer to NRG Shareholders
Has Increased
THEN NOW
Exchange Ratio
Est. NPV of Synergies
0.485
0.545
(12.4% increase)
$1.5 – $3.0 B $3.6 – $4.0 B
Exelon’s best and final offer
8
1. Implied ownership as of 2012 assuming the conversion of $1.1 billion of mandatory convertibles.  Immediate ownership percentage upon deal close is 18.6%.
2. Includes estimated transaction costs of $654M (pre-tax).
3. Includes estimated transaction costs of $550M (pre-tax).
Transaction Value to NRG $2.3 B $3.1 B
Implied Ownership
16.8% 18.2%
Vote the BLUE Proxy to decide the
outcome of this offer

•
Exelon’s offer has increased NRG’s stock price and decreased Exelon’s stock price relative to each company’s peer indices
•
Assuming that each company’s stand-alone stock price is halfway between the comparable company index and current stock price, the premium offered is still 44%
9 9
Current
Stock Price
($50.70)
2
Halfway
Between Index
and Current
($54.03)
Based on
Competitive
Integrated
Index ($57.35)
3
Current Stock
Price ($23.80)
2
16% 24% 31%
Halfway Between
Index and Current
($20.50)
35% 44% 52%
Based on IPP
Index ($17.21)
4
61% 71% 82%
Exelon Stand-Alone Stock Price
NRG
Stand-Alone
Stock Price
Indicative Premium
1
The world has
changed for
IPPs – lower
gas prices, a
weak economy
and likely
carbon
legislation will
translate into
lower IPP
valuations
Best Indicators Suggest Current Exelon Offer
Represents an Implied Premium of 44%
1.
Premium based on 10/17/08 stock prices (last observable stand-alone stock value) is 54% at current offer.
2.
Closing stock prices as of 6/26/09.
3.
EXC implied stock price based on the Competitive Integrateds (AYE, ETR, FPL, PPL, PEG, CEG, EIX, FE) performance from
10/17/08 to 6/26/09.
4.
NRG implied stock price based on the IPP Index (MIR, CPN, DYN, RRI) performance from 10/17/08 to 6/26/09.

Based on These Indicators, Transaction Provides NRG
Shareholders Immediate Value of $3.1 Billion
Share of
Synergies
$0.6B
Plus: EXC Upside
- Carbon
- Uprates
- PECO PPA roll-
off
1. Based upon implied premium of 44%  from previous slide and assumes 277 million NRG fully-diluted shares outstanding.
2. Share of synergies reflects 18.2% NRG share of synergies (based upon midpoint of $3.6-$4.0B synergies), less NRG share of
$550 million pre-tax total estimated transaction costs.
Implied
Transaction
Value to NRG
Shareholders
of $3.1B
Implied
Premium to
NRG
Shareholders
of $2.5 B
10
Even at June 26
th
closing prices, NRG
shareholders will
realize immediate
transaction value of
$1.7 billion
If Exelon’s offer
is withdrawn,
NRG
shareholders
face downside
risk in their share
price
1
2

Then
•
Assumed a traditional “integrate”
model
•
Reflected preliminary “top-down” internal estimate
without assistance from 3
rd
parties
•
Notable assumptions included:
–
40% reduction in NRG’s A&G expense
–
10% reduction in NRG’s O&M expense
Now
•
Assumes an “absorb-integrate-transform” model
•
Reflects “bottom-up” functional estimate with
assistance from Booz & Company
•
Assesses discrete operating areas, updates
assumptions and defines desired outcomes
•
Reflects enhanced view of NRG’s operating profile
(plant benchmarking)
•
Recognizes impact of Reliant Retail business to NRG
(A&G)
11
Upon Detailed Investigation, Exelon Has
Identified Greater Synergies
Exelon will realize these synergies, just as we have in the past
1. Based on analysis of publicly available
information.
2. Primarily reflects severance, systems
integration, retention and relocation costs.
Est. Annual Cost Savings:
$180 - $300 M
% of Combined Expenses:
~3%-5%
Costs to Achieve  : $100 M
NPV of Est. Synergies: $1,500
- $3,000 M
Est. Annual Cost Savings:
$410 - $475 M
% of Combined Expenses:
~6%-7%
Costs to Achieve  : $200 M
NPV of Est. Synergies: $3,600
- $4,000 M
1
1
2
2

Synergies reflect a 30% reduction in NRG’s O&M expense, which is consistent with prior power sector transactions and reflects Exelon’s track record and commitment to delivering strong results – additional synergies possible
12
Category Amount ($M) Commentary
Key Sources of Synergies
Corporate / IT $225 - $245
• Includes enhanced corporate synergies from initial case based on detailed assessment and prior transaction experience, minimizing duplicative corporate support
Fossil $75 - $85
• Based on ~350 employee reduction from Exelon/NRG fleet optimization due to implementation of Exelon’s management model
Trading $65 - $75
• Absorption of NRG trade book into existing Exelon Power Team operations
• EXC Power Team is an experienced, multi-state power marketer, enabling smooth integration and significant labor synergies
Development $20 - $30
• Significant reduction in redundant staffing, without sacrificing continuing growth and development opportunities
Nuclear $10 - $20
• Integration of STP 1 & 2 into the largest nuclear fleet in the industry (not assumed until 2011, contingent upon agreement with co-owners)
Retail $15 - $20
• Reflects assumed NRG synergies (since Reliant acquisition was not incorporated into our initial analysis)
Total $410 - $475

243
170
117
Cost Savings
Estimate ($M)
$ 100 117%
Actual Post Merger
Integration Savings ($M)
% Realized of
Estimate
106% $ 160
$ 180 135%
• Targeted headcount reduction of ~1,200;
actual ~1,600
• Disciplined integration planning process
• Effective use of pre-close period for
integration planning purposes to accelerate
synergy capture
• Reduction in overall staffing levels through
centralization/leverage of scale
• Elimination of duplicate corporate and
administrative positions
• Common company-wide management
processes
Year
2001
2002
2003
$67
$210 $200 2004 $410
2003 $230 $163
Cumulative Cost Savings
Estimate ($M)
Actual Results (Pre Tax - $M)
(O&M + Capital = Total)
% Realized of
Estimate
100%
129%
$163 + $67 = $230
$339 + $188 = $527
O&M Capital
Exelon has the experience and management commitment to deliver on its synergy targets
Exelon Has a Proven Track Record of
Delivering Targeted Synergies
• Improved capacity factor from 77% in 2004 to
96% in 2006
• Reduced average refueling days from 80 in
2004 to 26 in 2006
50
60
70
80
90
100
1998 2000 2002 2004 2006 2008
PECO
Unicom
PSEG
Exelon
AmerGen
PSEG with NOSC

The Value Of The Offer To Exelon Shareholders
Is Substantial
THEN NOW
14
Operating EPS Accretion
to EXC
2% –
10%
5
2% –
7%
5
1. Assumes total asset sale proceeds of ~$1.0B.
2. Assumes total asset sale proceeds of $1.6 B and a $1.1B mandatory convertible offering.
3. Includes estimated transaction costs of $654M (pre-tax).
4. Includes estimated transaction costs of $550M (pre-tax).
5. Does not include effects of purchase accounting.
Transaction Value to EXC
$1.0 – $3.0 B $0.6 – $2.5 B
4
Est. NPV of Synergies $1.5 – $3.0 B $3.6 – $4.0 B
3
1
2

Transaction Will Create Significant Value under
Multiple Scenarios
Value
($B)
Gas Prices
Federal RES
Carbon Year:Price
Post-Recession
Growth
15
$1.2
$0.6
Merchant Allocation?
2014:$25
$7.00
No
Low
Yes
2020:$29
$6.80
No
Stagflation
Yes
2014:$25
$6.90
Yes
Low
Yes
2014:$17
$6.00
No
Low
No
$1.1
$2.5
The transaction offers positive value creation of $0.6-$2.5B
2012:$25
$7.90
No
Moderate
Yes
$1.1
1
2
3
4
5
6
1.
Includes the cost of issuing $1.1 B of mandatory convertibles at a price below Exelon’s long-term value; therefore long-term value estimates are reduced by $0.1 B to $0.5 B (depending on the scenario).
2.
Gas price is long-term price in 2008 $/MMBtu.
3.
Carbon Year is year in which national cap and trade starts, Carbon Price is in 2014 $/tonne assuming 7% annual escalation.
In $7.90 gas case, 2012 and 2013 carbon prices assumed to be $13/tonne and $14/tonne, respectively.
4.
Merchant Allocation assumes 50% of emissions to merchant coal generators phasing out by 2030.
5.
Federal Renewable Energy Standard (RES) assumes 20% standard.
6.
Low post-recession growth assumes load growth consistent with current forwards followed by ~1% annual load growth,
Moderate post-recession growth assumes load growth consistent with current forwards followed by ~1.5% annual load growth, Stagflation assumes three years of 7% inflation and five years of no load growth.

Transaction Is Accretive for Exelon
Shareholders
Operating Earnings
New Offer (Now) Original Offer (Then)
Exelon remains fully committed to delivering value to its own shareholders
10%
2%
5%
2010 2011 2012
4%
2%
7% 7%
2010 2011 2012 2013
1
1.
Does not include effects of purchase accounting, which may be dilutive to GAAP earnings following transaction closing, depending on market conditions and other factors.
2.
Exelon Investor Presentation 10/29/08, page 5.  Based on I/B/E/S estimates as of 10/21/08.  Assumes total asset sale proceeds of ~$1.0 B.
3.
Based on internal Exelon estimates. Assumes total asset sale proceeds of $1.6 B and a $1.1 B mandatory convertible offering.

•
NRG Shareholders
–
12.4% increase in exchange ratio from 0.485 to 0.545 increases transaction value to $3.1 billion
–
Share in greater total synergies from combined company
–
Greater long-term value creation from Exelon
•
Exelon Shareholders
–
Strategic platform for continued growth
–
Long-term value creation of $0.6 – $2.5 billion on a discounted cash flow basis, including a share of synergies
–
Accretive transaction beginning in Year 1
•
NRG Bondholders
–
Credit strength from Exelon’s investment grade balance sheet and prudent risk management
•
Exelon Bondholders
–
Continued commitment to investment grade ratings, as evidenced by plans to issue equity and realize asset sale proceeds
The Transaction Would Create Value For All
Stakeholders

1.  Does not include effects of purchase accounting.

Exelon Offers Greater Growth at Lower Risk 18

1
2
Exelon Is Built to Last and Consistently
Creates Value
Operational Prowess
19
Solid Balance Sheet Consistent Dividends
$10.00
$12.00
$14.00
$16.00
$18.00
$20.00
2003 2004 2005 2006 2007 2008
Exelon Industry
Nuclear Annual Avg. Production
Cost ($/MWh)
$1.26
$1.60 $1.60
$1.76
$2.03
$0
$0.50
$1.00
$1.50
$2.00
2004 2005 2006 2007 2008 2009E
$2.50
$2.10
• Investment Grade Rating (BBB/A3/BBB+)
• Broad Access To The Deepest Capital Markets:
- $4.3 trillion High Grade Bond market
- $1.2 trillion Commercial Paper market
• Lower Cost of Capital:
- Offers $250 M in aggregate interest savings over the
next five years relative to non-investment grade debt
pricing
• Financial and Operational Flexibility:
- Ability to negotiate hedging transactions with better
margining terms or avoid incremental credit charges
1. Exelon Generation Senior Unsecured credit ratings.
2. Based on internal analysis.  Changes in market conditions could impact results.
65%
70%
75%
80%
85%
90%
95%
100%
Operator (# of Reactors)
Range 5-Year Average

Exelon’s Long-Term Value Drivers Generate Post-
Transaction Value for All Shareholders
Carbon
Nuclear
Uprates
PA
Procurement
Cost
Reductions
Long-term fundamentals create value beyond what is currently reflected in Exelon’s stock price
- $1.1 billion and growing annual upside to Exelon EBITDA from
Waxman-Markey legislation
- 1,300 MW - 1,500 MW in Exelon nuclear uprates by 2017 increases the value of the existing fleet
- $2,200-2,500/kW overnight cost for uprates vs. $4,000-4,500/kW for new build and additional ~$110/kW in annual savings from lower incremental operating costs from uprates
- $100-102/MWh result in June PECO power procurement suggests robust pricing and higher margins at Exelon Generation in 2011 and beyond
- $350 million in announced O&M reductions for 2010, more than half of which is sustainable
20
1. Assumes $15/tonne carbon pricing.
2.
Reflects retail price including line losses and gross receipts tax.
2
1

Carbon Legislation Is Coming – Who Can Better
Navigate a Carbon-Constrained World?
• Waxman-Markey legislation provides allocations to merchant coal units only if they actually run in any given year –
with this allocation mechanism, merchant coal plants will dispatch more than is economically efficient and fewer merchant coal plants will retire
• If merchant coal allocations are granted in a manner that does not change dispatch and retirement incentives,
Exelon’s EBITDA would increase by about $1.5 billion and NRG’s EBITDA would increase by about $150M in Year 1
• While Exelon has supported merchant coal allocations as part of an overall industry compromise, if no allocations are granted, Exelon’s EBITDA would increase by $1.5 billion and NRG’s EBITDA will decrease by $150M in Year 1
Note: Dollar values reflect illustrative results based on potential outcomes of climate legislation and should not be interpreted as a forecast for future periods.
$1,100
Exelon NRG
($M)
Year 1 EBITDA Impact of $15/tonne Carbon With
Waxman-Markey Merchant Coal Allocations
There is no case
where carbon
legislation is
better for NRG
than for Exelon
21
$0
On June 26  , the U.S.
House passed the
Waxman-Markey Bill
by a vote of 219-212
Assuming carbon priced at $15 per tonne, Exelon EBITDA in the first year alone could grow by ~$1.1 billion
th

• Incremental 1,300 – 1,500 MWs of Exelon uprates over 2009-2017 exceeds NRG’s expected ownership of STP 3&4
• Exelon has substantial experience managing 1,100 MWs of uprate projects over the past 10 years
• Less Risk: less risk of cost overruns and delays; uprates can also be phased in based on market conditions which adds value
• Lower Cost:  Uprates do not materially increase the O&M of existing plants, saving ~$110/kW in annual costs vs. a new nuclear plant
Exelon’s Nuclear Uprate Plan Delivers More MWs
Than NRG New Build - With Less Risk At Half The Cost
1,170 MW
(44% Equity
Ownership)
Average Overnight Cost
Estimate of U.S.
New Build: $4,000-4,500/kW
Year Uprates Become Operational
0
200
400
600
800
1000
1200
1400
1600
1999-
2008
2009 2010 2011 2012 2013 2014 2015 2016 2017 2009-
2017
MWs
1,100 MWs
1,300 – 1,500  MW
Average Overnight Cost
Estimate: $2,200 - 2,500/kW
Exelon’s Uprate Plan
NRG’s New Nuclear Plan
at Max Equity Position¹
1. Exelon expects that NRG’s planned equity selldown
would further reduce NRG's net equity interest to
approximately 35%, or 936 MW, and possibly even less
“We are impressed with Exelon's optimistic plans to add up to 1,500 MW from nuclear uprates over the next eight years…The returns on these investments should be very attractive, as the company does not anticipate a higher run-
rate of O&M expenses (i.e., O&M/MWh should decrease).” - Angie Storozynski, Macquarie Securities, June 12, 2009

3
NRG’s “prediction”
Pennsylvania Procurement Provides Strong
Evidence of the Value of Exelon’s Mid-Atlantic Fleet
“Well, they recently – another neighboring utility, First Energy, announced their auction results as they transitioned to open market, and in fact that they realized was $61.50 per megawatt hour, which obviously is a far cry from $107.50.  $61.50 obviously is better than $60, but it’s hardly worth waiting three years for, nor is it worth foregoing NRG’s own considerable growth prospects”
– David Crane, Deutsche Bank Conference, May 27, 2009
What Actually Happened
•
Exelon Generation wins commitments in PECO and
Allegheny auctions for more than 7 million MWhs at
attractive pricing
“There had been some suggestions (notably from NRG)
that the recent FE price might presage downside risk in
the PECO auction - but such fears were clearly not borne
out…and highlights the different market dynamics such as
positive basis to PECO's Philadelphia location.”
- Jonathan Arnold, Bank Of America Merrill Lynch, June 17,
2009
23
Current ExGen Contract 2011 PECO Price
$100-102/MWh
Current ExGen Contract 2011+
$60/MWh
?
1
1.
NRG Deutsche Bank Securities Energy & Utilities Conference Presentation - 5/27/09.
2.
NRG estimate of energy and capacity excluding transmission.
3.
Estimated retail price (i.e., inclusive of gross receipts tax and adjustment for T&D losses but not Network Transmission Service)
converted from ExGen’s winning offers using Residential Retail Generation Rate Conversion Model at PECO Procurement website
(http://www.pecoprocurement.com/index.cfm?s=supplierInformation&p=rates).
2

NRG Faces Significant Risks and Overvalues its Stand-Alone Business Prospects 24

NRG Touts Numerous “Growth” Opportunities,
But A Closer Look Reveals Minimal Value
New Nuclear
(NINA)
•
NRG significantly underestimates both costs and risks
•
Any value estimate is speculative at this point
Reliant
•
Purchase appears accretive, but NRG’s EBITDA projections are extremely aggressive and suggested EBITDA multiple is unrealistic
•
Net value of ~ $1/share
Padoma Wind
•
150 MW net ownership (0.7% of NRG existing capacity) of new
wind in Texas scheduled to come on-line by the end of 2009
•
Potential net value in the $0.00-0.10/share range
eSolar
•
184 MW net ownership (0.8% of NRG existing capacity) of new
solar in Southwest scheduled to come on-line in 2011/2012
•
Potential net value in the $0.00-0.25/share range
GenConn Energy
•
200 MW net ownership (0.9% of NRG existing capacity) of new
peaking in Connecticut scheduled to come on-line in 2010/2011
•
Estimated net value of ~$0.10/share
1. Upper end of range is based on optimistic net value estimate assuming a 10% profit margin on capital invested.
NRG’s only real growth opportunity is the gas and heat rate upside in its existing 23,000
MW domestic fleet – Exelon has similar upside plus enormous carbon upside as well

/kW)
Historical projected and actual costs of
nuclear construction ($/kW)
1974/75
$1,156
$4,410
1976/77
$1,493
$4,008
$560
$1,170
1966/67
% Over Original Estimate
+381% +269%
+209%
• No success with planned equity selldown
• Insufficient DOE loan guarantee funds to support all
identified projects
• Even with DOE loan guarantee of $4.6B and $3B in
loan guarantees from Japan (which we see as
aggressive), there is a financing gap of $2.5B - $5B
that NRG has not secured
• No disclosed details on risk mitigation plan for Toshiba’s first
U.S. nuclear construction project
• No signed PPAs because current market fundamentals do
not support pricing needed to cover construction costs
Significant Risks Make It Impossible To Ascribe Value At
This Early Stage
Nuclear new build estimates— Overnight $/kW
FPL $3,170-$4,630/kW
Progress (Levy County) $4,345/kW
Brattle Group $4,038/kW
Exelon (Victoria County) $4,148/kW
U.S. Consensus $4,000-4,500/kW
NRG $3,200/kW
vs.
Sources: NEI Whitepaper “The Cost of New Generating Capacity in Perspective” February 2009, Brattle Group IRP for
Connecticut - January 2008 , NRG 6/4/09 Presentation at Macquarie Global Infrastructure Conference
1. Amounts shown in 2008$, assuming 2% inflation over 2007$ for FPL and Progress. Exelon estimate includes initial fuel load cost.
2. NRG Investor Presentation, June 17, 2009
Overnight Cost Growth (1966-1977)
Est: +167% Actual: +243%
NRG Underestimates the Risks of Being a First Mover
STP 3&4 Is Subject To Project Execution And Cost
Escalation Risks That NRG Shareholders Cannot Ignore
• U.S. Supply chain and labor force must be re-established
• Japanese modular construction practices have not been
applied in the U.S.
• NRG has not announced completion of construction
contract
• U.S. labor productivity vs. Japanese is unknown
• Construction proximity to an operating nuclear plant poses significant risk to construction execution, schedule, and cost
• Owner’s costs and site development risks are material,
despite the brownfield site
2
1

NRG Is Overvaluing Reliant Retail’s Financial
Impact
Valuation Considerations
Even when assuming a $250 million run rate EBITDA for Reliant Retail, the financial impact to NRG is less than $1.00 per share
• Exelon fully supports the retail business model, and the Reliant acquisition appears value-accretive
• However, the suggestion that over $1 billion in equity value (or ~$4.50 per share) has been created is an overstatement
•
Valuation of 4-6x EBITDA is not achievable
– NRG paid 1.9x to 2.6x EBITDA in an auction
– Public markets have not imputed attractive
multiples to retail businesses in the past
• No allocation of debt in NRG’s valuation either in the
form of collateral or increased working capital
•
NRG seems to ignore the higher level of risk
for retail;
implies higher cost of capital
Potential Price Per Share Impact ($ M)
•
$250 million run rate EBITDA appears aggressive
– Gross margins ($670 M) assume steady mass market
and Commercial & Industrial margins which have been
volatile
–
Aggressive pricing from large competitors
(e.g.,
Centrica, FPL, CEG) will
likely compress margins
– Requires strong execution across key disciplines (e.g.,
risk management, customer service)
Earnings Considerations
Low High
NRG Management (as of 3/2/09):
1
Purchase Price $388 $388
(a)
Original EBITDA Estimate $200 $150
(b) Implied EV / EBITDA 1.9x 2.6x
Revised NRG Estimates (as of 5/27/09):
2
(c)
Revised Run-rate EBITDA $250 $250
(d)
Change / Implied Synergies (c - a) $50 $100
(e) NRG Purchase Multiple Range (line b) 1.9x - 2.6x 1.9x - 2.6x
Implied Value Created (d * e) $95 $130 $190 $260
Est. Price Per Share Impact
3
$0.34 $0.47 $0.69 $0.94
1.
NRG Investor presentation - March 2, 2009.
2.
NRG Investor presentation - May 27, 2009.
3.
Assumes 277 million NRG fully-diluted shares outstanding.

0
100
200
300
400
500
600
700
$800
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
Exelon Estimate – Incremental
CapEx (High Case)
Exelon Estimate – Incremental
CapEx (Low Case)
NRG Form 10-K Disclosure
$1.3-$2.3 billion of incremental environmental compliance costs could limit
NRG’s ability to fund its future “growth” – particularly in light of its leveraged balance sheet and non-investment grade ratings
Total
NRG Estimate
$1.15B
Incremental
Cap Ex
$1.3 – $2.3B
Total $2.45 – $3.45B
28
• Under the new administration, we anticipate there will be more stringent environmental rules and regulations, including NOX and SO2 and particulate reductions under a revised Clean Air Interstate Rule
(CAIR), an aggressive EPA/DOJ New Source Review enforcement initiative
• These regulations may result in significant compliance costs for NRG’s coal-fired generation assets
• These regulations will have minimal impact on Exelon’s compliance costs given our nuclear portfolio
1. In its 3/31/09 Form 10-Q, NRG states that it has prepared an environmental capital expenditure plan for numerous pending regulations but does not disclose the amount of the planned expenditures.
2. Forecasted amounts shown above are included in transaction analysis.
Environmental Capital Expenditures
Could Severely Limit NRG’s Future Growth
2
1

looking closer:
• NRG claims that its hedge program insulates it from the current commodity down-cycle…
• NRG has sold about 2/3 of its baseload energy forward for 2011, but at much lower prices than for 2009 sales
• As NRG’s above-market hedges roll off, we estimate that NRG’s baseload energy revenues could decline by ~$700 million based on current market prices between 2009 and 2011
At Current Forward Prices, ~$700 Million in
NRG Revenue Deterioration From 2009-2011
1.  Based on 2/28/09 market conditions, per Exelon Hedging Disclosures (April 2009).
2. Percentages sold and average prices in blue as disclosed in NRG’s 2008 Form 10-K.  2010-2011 average prices in green are based on Exelon internal analysis.  Average price represents weighted average of TX, NY and PJM baseload energy sales using market conditions as of 5/29/09.
Between 2009
and 2011,
Exelon
Generation’s
estimated
gross margin
grows by
~$500
million
1
,
largely due to
the PECO PPA
roll-off
29
0
1
2
3
4
2009 2010 2011
$B
NRG Baseload Energy Revenues
2
5% Sold in Short-
Term Market
95% Sold Forward at
an Average Price of
$61/MWh
21% Remaining Sales at
an Average Price
~$46/MWh Assuming
5/29/09 Market
79% Sold Forward at
an Average Price of
$58/MWh
$700
Million
Decline
33% Remaining Sales at
an Average Price
~$53/MWh Assuming
5/29/09 Market
67% Sold Forward at
an Average Price of
$52/MWh

Regulatory Approval and Financing Plan Are On Course 30

Jurisdiction Status
FERC Acquisition approved on May 21, 2009
Hart-Scott-Rodino Statutory waiting period expired April 30, 2009
NRC
Application under review without further information
requests
Texas
Commission ruled application is sufficient - hearing to
be held on October 15, 2009
New York To be decided without evidentiary hearing
Pennsylvania Hearings scheduled for July 15-17, 2009
California
CPUC accepted application; will be decided without
evidentiary hearing
Regulatory Approvals Are Advancing As
Expected
Completed In Process
1.        As of June 26, 2009.
Note:  It is also worth noting that NRG’s lawsuit against Exelon in U.S. District Court, Southern District of New York, was dismissed on
June 22, 2009 and will not be an obstacle to closing.
1

32 32
Exelon Has a Financing Plan That Is Executable, Provides
Investment Grade Metrics and Creates Long-Term Value
“I think Exelon has the
capability to refinance
and close the
exchange offer”
- Jonathan Baliff, NRG
Executive Vice
President, Strategy
4
•
We have modeled varying combinations of debt refinancing, asset divestitures, equity or equity-linked issuance and accelerated debt paydown to maintain our investment grade credit ratings – with a view to long-term shareholder value
•
Our optimal financing plan includes:
-
Divesting assets of ~$1.6 billion
-
Issuing ~$1.1 billion of mandatory convertible equity or common equity
-
Deploying cash on hand of ~$1.7 billion
-
Financing $4.2 billion in the debt capital markets
•
The plan is executable
and provides investment grade metrics
•
We have incorporated a “cost” of issuing equity or equity-linked securities into our model as we believe EXC’s long-term value is greater than its current stock price
•
The strategic benefits, long-term value and synergies created by the combination are more valuable than the “cost” of an equity or equity-linked issuance:
–
Combined company will benefit from low-cost, baseload generation positions in
PJM and ERCOT which will provide diversification and a platform for future growth
–
Long-term DCF value remains positive at $0.6 - $2.5 billion, inclusive of cost to issue a mandatory convert of $0.1 – 0.5 billion
–
Earnings and cash flow accretive in first full year of operations
3
2
1
1.
Based on relative economics of the two securities and market conditions.
2.
Estimated excess cash balance at NRG reflects Exelon internal projections as of FYE 2009.
3.
Either at or about the time of the transaction or thereafter.
4.
Former investment banker at Credit Suisse testifying under oath in Federal Court on June 1, 2009.  NRG Energy. Inc. v. Exelon Corp., et
al., No. 09 Civ. 2448 (S.D.N.Y.).

We Have A Plan To Meet Our Financing Needs
– The Plan is Flexible and Executable
•
Exelon has many options to
address its financing needs
•
Capital markets
•
Bank financing
•
TopCo structure
•
Asset sales / Equity issuance
•
Bond waivers
•
Excess NRG cash
•
Capital markets remain strong
•
Over $200 billion in bank
commitments (over $1 billion) in
the last twelve months
•
Over $88 billion in investment
grade bond issues (over $1 billion)
year to date
•
$130 billion in U.S. equity
issuances year to date, of which
over $19 billion is convertible
equity
•
We can finance the transaction at
an ~8% interest rate given current
market conditions
33
Summary Financing Needs ($ M) Principal
Bank Debt (Includes TLB and Synthetic LOCs) $3,114
Senior Notes due '14, '16, and '17 (in aggregate) 4,700
8.500% Senior Notes due 2019 700
3.625% Preferred Stock 250
Other 3
908
Potential Financing Needs $9,672
Preliminary Financing Plan
Estimated Excess NRG Cash and Equivalents (as of FYE '09) $1,700
Equity / Mandatory Convert Issuance 1,100
Asset Sales 1,600
Assumption of 2019 Bonds 700
Assumption of Select Non-Recourse Obligations
5
379
Debt Capital Markets Financing 6 4,193
Total Sources $9,672
7
7
7
1
2
4
Note:  Estimated balances based on internal estimates, reported data in NRG’s Form 10-Q as of 3/31/09 and
10-K dated 12/31/08.
1. Synthetic LOCs require drawn bridge loan.
2. Credit Suisse has the option to keep the security outstanding and make fair value adjustments.
3. Includes estimated fees, net of taxes and other non-recourse obligations.
5. Excludes CS Notes and preferred interest.
6. Either at or about the time of the transaction or thereafter.
7. UBS market data
.
4. Assumes divestiture of various assets including Big Cajun and other Louisiana Plants.

•
Elect each of the four independent candidates nominated to run in opposition to the incumbent directors up for re-election
•
Expand the size of the NRG board to 19 directors
•
Elect each of the five independent candidates to serve on the expanded board
NRG Shareholders can secure the best transaction possible by taking the following actions:
This approach will allow NRG shareholders to share in the significant value to be generated from creating the largest, most diversified
power company in the U.S.
34
This will not
result
in Exelon’s slate
constituting a
majority of the
NRG Board
• NRG’s Board has been entrenched in its steadfast opposition to a transaction with Exelon by:
- Supporting an entrenched CEO and Senior Management who have sought to obstruct Exelon’s attempts to obtain regulatory approvals for the transaction
- Consistently ignoring the spoken will of a majority of NRG’s shareholders and refusing to negotiate with Exelon or allow due diligence
• We are committed to this transaction but will continue our efforts only as long as we have shareholder support.  The election of only four new directors would raise a significant question about the level of that support
Voting For Only Four Directors Will Reduce the Likelihood of a Value-Enhancing Transaction
It’s Time to Act to Capture This Value – Vote the
BLUE Proxy Card to Make the Offer Successful

35 This Transaction Is Unique • Substantial synergies - fairly shared • Compelling value • Catalyst for consolidation The time is now…the parties are NRG and Exelon… the price is fair

Appendix 36

Q2 2009 Q3 2009 Q4 2009
Receive Regulatory
Approvals
10/19:
Announce
Offer
Annual NRG and
Exelon Special
Shareholder
Meetings
11/12:
Exchange
Offer Filed
Make Filings and Work to Secure Regulatory Approvals
(NRC, DOJ/FTC, PUCT, NYPSC, PAPUC, CPUC)
Shareholder Proposal and Proxy Solicitation
8/21:
Exchange
Offer Expires
2/25: Over
51% of NRG
Shares
Tendered
Regulatory approvals are manageable and we expect the
transaction to close in 2009
5/21: FERC
Approval
Expected
Transaction Close
Exelon is Committed to the Combination
Q4  2008 Q1  2009
37
Discussing regulatory
concerns of an
NRG/Exelon tie-up,
Crane said he did not
expect the bidder to
have any regulatory
problems.–
David
Crane Interview with
Peter Semler of
Mergermarket, March
10, 2009

We Also Identified Numerous Sources Of
Additional Upside To Our Synergy Estimates
We may even realize additional synergies post-transaction that are not reflected in our current estimates
Comments
• Aggressive approach to sourcing, standardization and service contracting could increase savings opportunity
Supply Chain
• Further rationalization of the acquired and legacy businesses combined business model, avoidance of incremental staff-up and elimination of non-value added spend
Retail
• Extension of the Exelon nuclear management model and capture of economies of scale at STP
Nuclear
• Opportunity for regional consolidation, resource sharing and contracting strategy rationalization
Fossil
• Expanded insight into NRG IT environment will likely yield opportunities in architecture and platforms, application conversion and plant-level systems
IT

Exelon’s Track Record of Operational Synergies -
Nuclear Operating Service Contract for PSEG
In addition to a proven track record on financial synergies, Exelon has also proven its ability to create operational synergies through our Management Model
Salem/Hope Creek
Exelon Nuclear Operating Service Contract
– Operation of PSEG Salem and Hope
Creek Units
Exelon Fleet
39
Average Refueling Outage Duration (Days)
0
20
40
60
80
2004 2005 2006
2-Year Production Cost ($/MWh)
$5.00
$10.00
$15.00
$20.00
$25.00
2004 2005 2006
# Employees Per Unit
0
200
400
600
800
2004 2005 2006
Capacity Factor
50%
60%
70%
80%
90%
100%
2004 2005 2006

1. Wholesale level pricing (excludes adjustments for taxes and transmission and distribution losses); includes cost of Network
Transmission Service (NTS).
2. Retail level pricing but excluding NTS.  Retail price includes cost of Gross Receipts Tax and adjustment for transmission and distribution (T&D) losses.  Retail prices based on distribution company press releases.
3. Estimated retail price (i.e., inclusive of Gross Receipts Tax and adjustment for T&D losses but not NTS) converted from ExGen’s winning offers using Residential Retail Generation Rate Conversion Model at PECO Procurement website
(http://www.pecoprocurement.com/index.cfm?s=supplierInformation&p=rates).
•
Exelon Generation’s full requirements power purchase agreement with PECO
Energy expires on December 31, 2010
•
Recent PJM prices for full requirements products:
Procurement
Date
Delivery Period $/MWh
PSE&G
(NJ BGS)
February 2009 June 1, 2009 - May 31, 2012 $103.72 Residential and Small
C&I
PPL  April 2009 January 1, 2010 - December 31, 2010 $86.74 Residential
$87.59 Small C&I
Allegheny June 2009 Residential:  17-month and 29-month
contracts, both beginning January 1,
2011
Non-residential: 17-month contracts
beginning January 1, 2011
$71.64 Residential
$75.40 Non-residential
PECO June 2009 17-month and 29-month contracts
beginning January 1, 2011
$100-102 Residential
(approximate)
Pennsylvania Procurement Provides Strong
Evidence of the Value of Exelon’s Mid-Atlantic Fleet
1
2
2
2
2
3

RPM Capacity Auctions in PJM
The results of the recent RPM capacity auction are not anticipated to reflect a new
“norm” due to an anticipated market response to low clearing prices and rule changes for demand response bidding
• The RTO clearing price for 2012/2013 was $16.46 MW-day.  The clearing price for MAAC and Eastern MAAC resources was $133.37 MW-day and $139.73
MW-day respectively.
- Exelon offered 12,200 MWs of capacity in the RTO region; 1,500 MWs in the MAAC region; and 9,600 MWs of capacity in Eastern MAAC region
• A market response to the low clearing prices in the RTO region is anticipated
- Modified resource bidding behavior
- Retirement of costly and less efficient generation
- Cancellation of new generation projects
- Less Cleared Demand Response (DR)
•
The RPM capacity auction prices for 2012/2013 are the result of increased generation supply and demand response resources, decreased load PJM wide, and locational reliability requirements
• The 2012/2013 capacity auction was the first time in which Interruptible Load
Resources (ILR) were required to offer into RPM as a capacity resource
- The PJM tariff was interpreted to require existing ILR Resources to bid at $0
• On June 8, 2009, PJM and its stakeholders began considering changes that would eliminate offer caps on DR
- Tariff changes could result in future auctions that better reflect the true market value of capacity (i.e. the value to end use customers who sell firm power rights)

Scale and Complexity of Nuclear New Build
Introduces a Unique Set of Challenges for NRG

New nuclear build is a high risk proposition for NRG and represents a substantial portion of the company’s market cap
• Even with financing support by the U.S. and Japanese governments, NRG is placing a significant portion of the company’s market cap at risk
• Exelon’s size and investment grade balance sheet significantly lessens the impact of this mega-project on the company’s operating and financial risk profile
Total nuclear new build equity financing as a percentage of market capitalization
NRG
EXC/NRG
- +25% +50% +75% +100% +125% +150%
$8.9 billion $11.2 billion $13.4 billion $15.7 billion $17.9 billion $20.1 billion $22.4 billion
12%
16%
19%
22%
25%
28%
31%
2%
2%
3%
3%
4%
4%
5%
0%
5%
10%
15%
20%
25%
30%
35%
40%
$ 4,142 / kW $ 5,178 / kW $ 6,213 / kW $ 7,249 / kW $ 8,284 / kW $ 9,320 / kW $ 10,355 / kW
2
1.
New build equity financing percentages are presented for various levels of total nominal project costs per kW, assuming 80% debt funding and market capitalization as of 6/26/09. The equity financing percentages reflect NINA ownership of STP units 3 and 4 at 40%, and NRG ownership of NINA at 88%.
2.
Estimate of the total nominal project cost per kW based on the midpoint of the NRG price range for the nominal EPC and owners’
cost from NRG’s 6/4/09 presentation at Macquarie Global Infrastructure Conference, plus estimated interest during construction, initial fuel load costs, guaranteed loan fees and debt service reserve.

ERCOT Wind:
18 GW of Transmission Approved, Can Sell RECs
Nationally Under Federal RES, and Price Depression
Will Be Absorbed By Texas Alone
Upper Midwest Wind:
Dependent on Not-Yet-Approved Multi-State
Transmission Buildout and Price Depression
Will be Spread Over A Broad Area
Mid-Atlantic Wind:
Limited Wind Resources, So Will
Purchase RECs From Other Areas
43
Federal RES will result in incremental wind build in Texas to support REC purchases in other markets – depressing power prices in ERCOT

Federal RES Will Reduce Prices More in ERCOT
than in Midwest or Mid-Atlantic

Exelon has the liquidity, market access and financial flexibility to manage risk and pursue sizeable growth initiatives when appropriate
Exelon’s Balance Sheet Can Weather
Volatile Commodity Markets
•
Lower interest rates and lower cost of capital
•
Lower cost of equity capital
•
Ability to source capital from multiple markets (e.g. commercial paper) reduces risk of liquidity crunch
•
Investment grade market more likely to be accessible during challenging business cycles
•
Banks in this environment more willing to lend to large, diversified, highly-rated companies
– Over 20 banks committed to Exelon’s facilities providing over $7B in aggregate commitments
Broad
Access to
Capital
44
Lower
Cost of
Capital
•
Lower margin and collateral needs
•
Ability to bid competitively on PPAs and long-term deals since counterparties prefer investment grade companies
•
Reduced working capital requirements, no prepayments on long-term contracts
Financial
and
Business
Flexibility

Risks Inherent In A Non-investment Grade
Balance Sheet
Though currently re-opened, the non-investment grade market has closed on several occasions in recent memory, while the high-grade market has been consistently accessible regardless of economic cycles
Erratic access to such a critical source of funding would have significant liquidity implications for non-investment grade issuers like NRG
45
High Yield
Market
High Grade
Market
4%
5%
6%
7%
8%
9%
10%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
0
20,000
40,000
60,000
80,000
100,000
120,000
140,000
$160,000
Source: SDC, J.P. Morgan
JULI Yield (%) Monthly new issuance volume ($mm)
6%
7%
8%
9%
10%
11%
12%
13%
14%
15%
16%
17%
18%
19%
20%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
0
5,000
10,000
15,000
20,000
25,000
30,000
$35,000
JPMorgan Global HY Index Yield to Worst Monthly new issuance volume ($mm)

The Transaction Offers Both Companies
Geographically Diverse EBITDA Contribution
Midwest
55%
Mid-Atlantic
45%
Mid-
Atlantic
5%
Other
30%
ERCOT
65%
Exelon
NRG
Pro Forma
1
46
Midwest
45%
ERCOT
15%
Other
5%
Mid-Atlantic
35%
1.  Represents 2010 EBITDA contribution by region before divestitures.